SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 22, 1996

                            TEL OFFSHORE TRUST
          (Exact name of registrant as specified in its charter)


                                  0-6910
                         (Commission File Number)

            TEXAS                                       76-6004064
(State or other jurisdiction              (IRS Employer Identification Number)
 of incorporation)

Texas Commerce Bank National Association
      Corporate Trust Division
         712 Main Street
         Houston,  Texas                                   77002
(Address of principal executive offices)                (Zip Code)

                              (713) 216-5712
            (Registrant's telephone number, including area code)

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
Item 7.  Exhibits.

         99.1 -- News Release dated January 22, 1996

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
                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEL OFFSHORE  TRUST

                               By: Texas  Commerce  Bank National
                                   Association, Corporate Trustee



                               By: /s/ Michael J. Ulrich
                                   Michael J. Ulrich
                                   Senior Vice President and Trust Officer


Dated:  January 24,  1996

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